UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2006

INFOTEC BUSINESS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-90618

(Commission File Number)

98-0358149

(IRS Employer Identification No.)

230, 1152 Mainland Street, Vancouver, BC V6B 2X4

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (604) 484-4966

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

We entered into consulting agreements with two consultants, wherein we have agreed to issue to each consultant 1,550,000 shares of our common stock. The agreement commenced and has an effective date of November 6, 2006 and terminates May 6, 2007. The consulting agreements with the consultants are attached as Exhibits 10.1 and 10.2 to this Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities

On November 6, 2006, we issued 3,100,000 shares of our company to two consultants pursuant to consulting agreements dated November 6, 2006. We issued the shares to two non-U.S. persons (as that term is defined in

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Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
10.1	Consulting Agreement with Peter Lindhout dated November 6, 2006
10.2	Consulting Agreement with Paul Marek dated November 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOTEC BUSINESS SYSTEMS, INC.

/s/ Arthur Griffiths

Arthur Griffiths

President, CEO and director

Date: November 14, 2006

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